Investor Presentation March 27, 2026

CAUTIONARY STATEMENT This presentation contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance and business strategy. Forward-looking statements are all statements other than statements of historical fact, such as plans, projections, or expectations related to the plan of complete liquidation and dissolution of Stratus (Plan of Liquidation), including the availability, timing and amount of potential future distributions to stockholders, the timing of asset sales and whether and when the sales of the retail component of Jones Crossing, the New Caney land, and an Amarra Villas home will be completed, and Stratus’ estimated pre-tax proceeds from these sales, inflation, interest rates, tariffs and trade policies, supply chain constraints, Stratus’ ability to pay or refinance its debt obligations as they become due, availability of bank credit, Stratus’ ability to meet its future debt service and other cash obligations, projected future operating loans, advances or capital contributions to Stratus’ joint ventures, potential costs for which The Saint George Apartments, L.P. may be responsible for the remediation and repair of damage caused by the water leak at The Saint George, future cash flows and liquidity, the Austin and Texas real estate markets, the planning, financing, development, construction, completion and stabilization of Stratus’ development projects, including projected costs and estimated times to complete construction, plans to sell, recapitalize, or refinance properties and estimated timing for closing properties under contract, future operational and financial performance, municipal utility district (MUD) reimbursements for infrastructure costs, regulatory matters, including the expected impact of Texas Senate Bill 2038 (the ETJ Law) and related ongoing litigation and the letter from the City of Austin challenging the removal of Stratus’ property from the ETJ, leasing activities, tax rates, future capital expenditures and financing plans, possible joint ventures, partnerships, or other strategic relationships, other plans and objectives of management for future operations and development projects, and potential future cash returns to stockholders, including the timing and amount of repurchases under Stratus’ share repurchase program. The words “anticipates,” “may,” “can,” “plans,” “believes,” “potential,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or statements are intended to identify those assertions as forward-looking statements. Under Stratus’ Fifth Third Bank debt agreements, Stratus is not permitted to repurchase its common stock in excess of $1.0 million or pay dividends on its common stock without Fifth Third Bank’s prior written consent, which Stratus obtained in connection with its current $25.0 million share repurchase program. Any future declaration of dividends or decision to repurchase Stratus’ common stock outside of the approved share repurchase program is at the discretion of Stratus’ Board of Directors (Board), subject to restrictions under Stratus’ Fifth Third Bank debt agreements, and will depend on Stratus’ financial results, cash requirements, projected compliance with covenants in its debt agreements, outlook, and other factors deemed relevant by the Board. Stratus’ future debt agreements, future refinancings of or amendments to existing debt agreements or other future agreements may restrict Stratus’ ability to declare dividends or repurchase shares. Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, expected, projected, or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, the risks associated with the Plan of Liquidation, including the availability, timing, and amount of the distributions to stockholders in connection with the Plan of Liquidation, risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the Plan of Liquidation, litigation matters, Stratus’ ability to successfully execute the Plan of Liquidation, including the ability to market and sell all or substantially all of Stratus’ assets, the amount of proceeds that might be realized from the sale or other disposition of Stratus’ assets, the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles, and interpretations, the incurrence of expenses and the diversion of management’s time in connection with the Plan of Liquidation, Stratus’ ability to retain and hire key personnel, consultants, and other resources and maintain relationships with partners, suppliers, employees, stockholders, and others as it carries out the Plan of Liquidation, the possibility that Stratus’ stockholders will not approve the Plan of Liquidation, the ability of the Board to abandon, modify, or delay implementation of the Plan of Liquidation, even after stockholder approval, potential adverse effects on Stratus’ stock price from the announcement, suspension, or consummation of the Plan of Liquidation, the occurrence of any event, change, or other circumstances, including market, regulatory, and other factors, that could give rise to the termination of the Plan of Liquidation, whether Stratus and the purchasers will satisfy their respective obligations and conditions to closing under the agreements or offers, as applicable, for the retail component of Jones Crossing, the New Caney land, and an Amarra Villas home in the anticipated timeframe or at all, Stratus’ ability to implement its business strategy successfully, including its ability to develop, construct, and sell or lease properties on terms the Board considers acceptable, increases in operating and construction costs, including real estate taxes, maintenance, and insurance costs, and the cost of building materials and labor, inflation and elevated interest rates, the effect of changes in tariffs and trade policies, supply chain constraints, Stratus’ ability to pay or refinance its debt, extend maturity dates of its loans or comply with or obtain waivers of financial and other covenants in debt agreements and to meet other cash obligations, availability of bank credit, defaults by contractors and subcontractors, the outcome of payment of costs to remediate and repair the damage caused by the water leak at The Saint George, declines in the market value of Stratus’ assets, market conditions or corporate developments that could preclude, impair, or delay any opportunities with respect to plans to sell, recapitalize, or refinance properties, a decrease in the demand for real estate in select markets in Texas where Stratus operates, particularly in Austin, changes in economic, market, tax, business, and geopolitical conditions, potential U.S. or local economic downturn or recession, the availability and terms of financing for development projects and other corporate purposes, Stratus’ ability to collect anticipated rental payments and close projected asset sales, loss of key personnel, Stratus’ ability to enter into and maintain joint ventures, partnerships, or other strategic relationships, including risks associated with such joint ventures, any major public health crisis, eligibility for and potential receipt and timing of receipt of MUD reimbursements, industry risks, changes in buyer preferences, potential additional impairment charges, competition from other real estate developers, Stratus’ ability to obtain various entitlements and permits, changes in laws, regulations, or the regulatory environment affecting the development of real estate, opposition from special interest groups or local governments with respect to development projects, weather- and climate-related risks, environmental and litigation risks, including the timing and resolution of the challenges to the ETJ Law and Stratus’ ability to implement revised development plans in light of the ETJ Law and the letter from the City of Austin, the failure to attract buyers or tenants for Stratus’ developments or such buyers’ or tenants’ failure to satisfy their purchase commitments or leasing obligations, cybersecurity incidents, and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2025 (2025 Form 10-K), filed with the U.S. Securities and Exchange Commission (SEC), and in Stratus’ subsequent filings with the SEC. Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the date the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, business plans, actual experience, or other changes. This presentation also includes Net Asset Value (NAV), and financial measures calculated by reference to NAV, including after-tax NAV and after-tax NAV per share, which are not recognized under accounting principles generally accepted in the U.S. (U.S. GAAP). These measures are described beginning on page [7] of this presentation. Stratus’ management believes these measures can be helpful to investors in evaluating its business because these measures illustrate current embedded value in Stratus’ real estate, which is carried on its GAAP balance sheet primarily at cost. Management uses these measures, among others, in evaluating progress on Stratus’ active development plan. These measures are intended to be performance measures that should not be regarded as more meaningful than GAAP measures. Other companies may calculate these measures differently. As required by SEC rules, a reconciliation of Stratus’ total stockholders’ equity in its consolidated balance sheet to after-tax NAV is included on pages [7] and [8] of this presentation. Stratus recommends that you read this presentation along with Stratus’ Form 10-K, and subsequent reports filed with the SEC, which include Stratus’ financial information presented in accordance with GAAP and which contain other important information about Stratus. 2

# Estimated Net Asset Value

As of 12/31/25

| | Property | Note | Use | Approved Entitlements | | | Ownership % | Value ($MMs except per share amounts) | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | Resi. Units | Multifam. Units | Square Feet | | Carrying Value[A] | Gross Value[B] | NAV[C] | Tax Basis[D] | Built-In Gain[E] | 21% Corporate Tax[F] | NAV After Tax |
| 1 | **Completed Property** | | | | | | | | | | | | | |
| 2 | Jones Crossing HEB (College Station) | (G)(H)(I) | R | - | - | 258,842 | 100% | | | | | | | |
| 3 | Kingwood Place HEB | (I)(J)(K) | R | - | - | 151,877 | 60% | | | | | | | |
| 4 | Saint George * | (H)(J)(L) | MF | - | 316 | - | 10% | | | | | | | |
| 5 | Saint June (Amarra/Barton Creek) * | (H)(J)(L) | MF | - | 182 | - | 34% | | | | | | | |
| 6 | **Total Completed Property** | | | **-** | **498** | **410,719** | | **207.6** | **248.5** | **51.0** | **197.3** | **51.2** | **(8.2)** | **42.8** |
| 7 | **Residential and Commercial Property for Sale** | | | | | | | | | | | | | |
| 8 | Amarra Lots (Barton Creek) ** | | SF | 1 | - | - | 100% | | | | | | | |
| 9 | Amarra Villas (Barton Creek) ** | (H)(M) | SF | 2 | - | - | 100% | | | | | | | |
| 10 | Magnolia Place (Houston) ** | (H) | MF | - | 275 | - | 100% | | | | | | | |
| 11 | **Total Residential and Commercial Property for Sale** | | | **3** | **275** | **-** | | **9.5** | **17.4** | **16.1** | **9.4** | **8.0** | **(1.7)** | **14.4** |
| 12 | **Property Under Construction or Active Planning** | | | | | | | | | | | | | |
| 13 | Annie B ** | (J)(L) | MF | - | 316 | 8,325 | 31% | | | | | | | |
| 14 | Circle C: Tract 110 ** | (O) | O | - | - | 660,985 | 100% | | | | | | | |
| 15 | Holden Hills Phase 1 ** | (J)(L)(N) | SF | 475 | - | - | 50% | | | | | | | |
| 16 | Holden Hills Phase 2 ** | (J)(L)(N) | MU | - | 1,412 | 1,560,810 | 50% | | | | | | | |
| 17 | Jones Crossing Multifamily (College Station) ** | (H) | MF | - | 275 | - | 100% | | | | | | | |
| 18 | Lantana Office: Tract G04/GO7 ** | (O) | O | - | - | 160,000 | 100% | | | | | | | |
| 19 | Oaks at Lakeway Back Land ** | (I) | MF | - | 270 | - | 100% | | | | | | | |
| 20 | Saint Julia (Lantana Multifamily) ** | | MF | - | 212 | - | 100% | | | | | | | |
| 21 | **Total Property Under Construction or Active Planning** | | | **475** | **2,485** | **2,390,120** | | **205.3** | **273.9** | **146.0** | **240.6** | **33.2** | **(4.0)** | **142.0** |

STRATUS®

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Estimated Net Asset Value 4 As of 12/31/25 Property Note Use Ownership % Value ($MMs except per share amounts) 22 Property Held for Future Use 23 Barton Creek: Amarra Multifamily and Commercial ** MU 10 - 83,081 100% 24 Barton Creek Blvd./ SW Pkwy Residential (Trav is Cook) ** SF 1 - - 100% 25 Barton Creek Blvd./ Bee Cave Road Entry Corner ** R - - 5,000 100% 26 Barton Creek Fazio Canyons 18th Green Lot ** SF 1 - - 100% 27 Circle C: Tract 102 ** MF - 56 - 100% 28 New Caney ** MU - 275 145,000 100% 29 North Lamar ** (O) O - - 7,285 100% 30 Total Property Held for Future Use 12 331 240,366 22.5 35.6 35.6 26.9 8.7 (1.8) 33.8 31 Other Assets and Liabilities 32 Other Non-Real Estate Assets (P)(Q) - - - 100% 33 Cash (P) - - - 100% 34 MUD Reimbursables (R) - - - 100% 35 Other Liabilities and Corporate Debt (P)(S) - - - 100% 36 Total Other Assets - - - 102.3 100.5 77.3 102.3 (1.8) 0.4 77.7 37 Grand Total 490 3,589 3,041,205 547.3$ 675.8$ 326.0$ 576.5$ 99.3$ (15.3)$ 310.7$ 38 Shares Outstanding (Diluted) (T) 8.067 39 Total Per Share 67.84$ 83.77$ 40.41$ 71.46$ 12.31$ (1.90)$ 38.51$ NAV (C) Tax Basis (D) Built-In Gain (E) 21% Corporate Tax (F) NAV After Tax Carrying Value(A) Gross Value (B) Approved Entitlements Resi. Units Multifam. Units Square Feet

Footnotes 5 MF=Multi-Family, MU=Mixed Use, O=Office, R=Retail, SF=Single-Family For * and **, see Page 9. (A) Carrying values as of December 31, 2025. For a discussion of risks related to our business and properties, see "Risk Factors" in our 2025 Form 10-K and subsequent SEC filings. (B) Gross Value is equal to the appraised value for all assets where an appraisal was obtained. I f an alternative valuation method is used, it is described in a corresponding footnote below. All appraisal reports are dated between 9/9/25 and 11/17/25. All appraisals were commissioned by third party lenders except Barton Creek Blvd./ SW Pkwy Residential (Trav is Cook), Jones Crossing Multifamily, Magnolia Place, New Caney, North Lamar, Saint George, and Saint Julia. Unencumbered projects include Barton Creek Blvd./ SW Pkwy Residential (Trav is Cook), Jones Crossing Multifamily, Magnolia Place, New Caney, North Lamar and Saint Julia. All appraisals directly commissioned by Stratus for encumbered projects employed the same appraisers used by the lenders to underwrite the current loans. (C) See “Cautionary Statement." To calculate NAV, the principal amount of project debt reported under GAAP was subtracted from the Gross Value of the related project. (D) Tax basis represents preliminary carrying values for income tax purposes as of December 31, 2025, and are subject to change until the 2025 federal tax return is filed. (E) Built-in gain represents the excess of Gross Value over the Tax Basis for each asset. (F) The estimated after-tax NAV as of December 31, 2025 was calculated using the federal tax rate of 21% effective as of that date. (G) The estimated value of Jones Crossing HEB is equal to the price from an offer received and for which Stratus is negotiating a sales contract. There can be no assurance that a sales contract will be completed or a sales consummated. (H) The estimated values of the Profit Participation Incentive Plan and Long-Term Incentive Plan awards were deducted from the NAV and NAV After Tax. (I ) The net value and corporate tax attributable to estimated HEB profits interests was deducted from the NAV and NAV After Tax. (J) The estimated value attributable to third party ownership was deducted from the NAV and NAV After Tax. Ownership % is the forecasted share of future cash distributions to Stratus calculated in accordance with the distribution waterfall of each partnership agreement. (K) To estimate the value of Kingwood Place HEB, the sale contract price was used, less closing costs. The ownership share was calculated based on Stratus' share of the cash distribution to the partners following the sale, which accounted for the equity waterfall distribution structure. The sale closed in January 2026 and the project debt was repaid. (L) The principal amounts of operating loans and capital advances were subtracted from the NAV and NAV After Tax. (M) The estimated value of one of the Amarra Villas homes is equal to the price from a signed sales contract, which is subject to satisfaction of closing conditions. The estimated value of the other unit was calculated using an appraisal commissioned by a third party lender for a similar unit. (N) Our current plans include flexibility to develop up to an additional 1,400 multi-family units and 800,000 square feet of commercial space in Holden Hills Phase 2; our ability to develop this increased density is uncertain and dependent on many factors, including the success of the ETJ Law and the overall project profitability after considering the additional costs of redesign work, and infrastructure and other costs related to increasing the project density. An increase in allowable development density should not be v iewed as an indicator of profitability or increased project value, as project valuation is inherently subjective and dependent on a number of market, financial and project-specific factors. In light of the challenges to the ETJ Law, and depending on the outcome of those challenges and a letter from the City of Austin, our development plans for portions of Holden Hills Phases 1 and 2 may need to be modified. See 2025 Form 10-K for more information. (O) Management's current development plans do not include any office space. We are pursuing rezoning of Tract 110 from office to multifamily use and North Lamar from office to residential. Lantana Office GO4/GO7 was successfully rezoned to hotel in February 2026. (P) No third-party appraisal was obtained for Other Non-Real Estate Assets, Cash, Other Liabilities, and Corporate Debt. Gross Value is equal to Carrying Value. (Q) Includes restricted cash, accounts receivable, deposits and prepaids. (R) Gross Value is equal to Carrying Value for all MUD Reimbursables. MUD Reimbursables also include estimated developer interest where applicable. (S) Includes accounts payable, accrued liabilities, accrued property tax, accrued interest, deposits, other liabilities, and corporate revolver, which had no outstanding balance as of December 31, 2025. The corporate revolver is secured by all properties without project debt except Barton Creek Blvd./ SW Pkwy Residential (Trav is Cook), New Caney, North Lamar and Saint Julia. (T) Includes 7.959 million shares of Stratus common stock outstanding and 0.108 million outstanding restricted stock units as of December 31, 2025.

# Debt Detail

Debt and Rates as of 12/31/2025

($ millions)

| | | Commitment | Outstanding [1] | % | % of TAV | Rate | Type |
|---|---|---|---|---|---|---|---|
| Recourse | | | | | | | |
| **Construction/Land Acquisition** | | | | | | | |
| Annie B | Fifth Third Bank | $12.6 | $11.8 | 6.7% | 1.7% | 6.97% | Float |
| Holden Hills Phase 1 | Fifth Third Bank | $26.1 | $22.1 | 12.5% | 3.3% | 6.97% | Float |
| Saint George | Fifth Third Bank | $56.8 | $52.5 | 29.7% | 7.8% | 6.27% | Float |
| Saint June | Texas Capital Bank | $33.3 | $32.9 | 18.6% | 4.9% | 5.87% | Float |
| Total Construction/Land Acquisition | | $128.8 | $119.3 | 67.5% | 17.6% | 6.36% | |
| **Revolver** | | | | | | | |
| Revolver | Fifth Third Bank | $27.1 | $0.0 | 0.0% | 0.0% | 6.97% | Float |
| Total Revolver | | $27.1 | $0.0 | 0.0% | 0.0% | 6.97% | |
| Total Recourse | | $156.0 | $119.3 | 67.5% | 17.6% | 6.36% | |
| Non-Recourse | | | | | | | |
| Jones Crossing HEB (College Station) | Brighthouse Life Insurance Co. | $24.0 | $24.0 | 13.6% | 3.6% | 5.82% | Float |
| Kingwood Place HEB | Brighthouse Life Insurance Co. | $33.0 | $33.0 | 18.7% | 4.9% | 5.67% | Float |
| Saint June | Class B Limited Partner | $0.5 | $0.5 | 0.3% | 0.1% | 8.87% | Float |
| Total Non-Recourse | | $57.5 | $57.5 | 32.5% | 8.5% | 5.76% | |
| Total Debt [1] | | $213.5 | $176.8 | 100.0% | 26.2% | 6.17% | |
| Total Asset Value (TAV) [2] | | $675.8 | $675.8 | | | | |
| Recourse Debt, Construction, Revolver / Total Asset Value | | 23.1% | 17.6% | 67.5% | | | |
| Non-Recourse Debt / Total Asset Value | | 8.5% | 8.5% | 32.5% | | | |
| Total Debt / Total Asset Value | | 31.6% | 26.2% | | | | |
| Floating Rate Debt | | $213.5 | $176.8 | 100.0% | 26.2% | 6.17% | |

(1) Outstanding Total Debt represents the principal amounts of debt outstanding as of December 31, 2025.

(2) Total Asset Value is the Grand Total (line 37) of the Gross Value column on page 4.

STRATUS®

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GAAP Reconciliation After-tax NAV estimates the market value of Stratus' assets (gross value) and subtracts the book value of Stratus' total liabilities reported under GAAP (excluding deferred financing costs presented in debt), value attributable to third party owners, estimated H-E-B, LP (H-E-B) profits interests and awards under the Profit Participation Incentive Plan and Long Term Incentive Plan, and estimated income taxes computed on the difference between the estimated market values and the tax basis of the assets. Stratus also presents the non-GAAP measure after-tax NAV per share, which is after-tax NAV divided by shares of its common stock outstanding as of December 31, 2025, plus all outstanding restricted stock units. The computation of Stratus' after-tax NAV primarily uses third-party appraisals conducted by independent appraisal firms, which were primarily retained by Stratus' lenders as required under its financing arrangements. The appraisal firms represent in their reports that they employ certified appraisers with local knowledge and expertise who are Members of the Appraisal Institute (MAI) certified by the Appraisal Institute and/or state certified as a Certified General Real Estate Appraiser. Each appraisal states that it is prepared in conformity with the Uniform Standards of Professional Appraisal Practice and utilizes at least one of the following three approaches to value: 1. the cost approach, which establishes value by estimating the current costs of reproducing the improvements (less loss in value from depreciation) and adding land value to it; 2. the income capitalization approach, which establishes value based on the capitalization of the subject property’s net operating income; and/or 3. the sales comparison approach, which establishes value indicated by recent sales of comparable properties in the market place. One or more of the approaches may be selected by the appraiser depending on its applicability to the property being appraised. To the extent more than one approach is used, the appraiser performs a reconciliation of the indicated values to determine a final opinion of value for the subject property. Significant professional judgment is exercised by the appraiser in determining which inputs are used, which approaches to select, and the weight given to each selected approach in determining a final opinion as to the appraised value of the subject property. Stratus is a residential and retail focused real estate company and its portfolio of real estate assets includes multi-family and single-family residential and commercial real estate properties. Consequently, each appraisal is unique and certain factors reviewed and evaluated in each appraisal may be particular to the nature of the property being appraised. However, in performing their analyses, the appraisers generally (i) performed site visits to the properties, (ii) performed independent inspections and/or surveys of the market area and neighborhood, (iii) performed a highest and best use analysis, (iv) reviewed property-level information, including, but not limited to, ownership history, location, availability of utilities, topography, land improvements and zoning, and (v) reviewed information from a variety of sources about regional market data and trends applicable to the property being appraised. Depending on the valuation approach utilized, the appraisers may have used one or more of the following: the recent sales prices of comparable properties; market rents for comparable properties; operating and/or holding costs of comparable properties; and market capitalization and discount rates. The values for Kingwood Place, the retail component of Jones Crossing and one of the Amarra Villas homes as of December 31, 2025, were based on the prices in the respective sales contracts or offer, in the case of Jones Crossing, rather than appraised values. The appraisals of the specified properties are as of the dates so indicated, and the appraised value may be different if prepared as of a current date. As noted above, the appraisers utilize significant professional judgment in determining the appraisal methodology best suited to a particular property and the weight afforded to the various inputs considered, which could vary depending on the appraiser’s evaluation of the property being appraised. Moreover, the opinions expressed in the appraisals are based on estimates and forecasts that are prospective in nature and subject to certain risks and uncertainties. Events may occur that could cause the performance of the properties to materially differ from the estimates utilized by the appraiser, such as changes in the economy, inflation, interest rates, capitalization rates, the financial strength of certain tenants, and the behavior of investors, lenders and consumers. Additionally, in some situations, the opinions and forecasts utilized by the appraiser may be partly based on information obtained from third party sources, which information neither Stratus nor the appraiser verifies. Stratus reviews the appraisals to confirm that the information provided by Stratus to the appraiser is accurately reflected in the appraisal, but Stratus does not validate the methodologies, inputs and professional judgment utilized by the certified appraiser. 7

GAAP Reconciliation The appraised values may not represent fair value, as defined under GAAP. After-tax NAV and after-tax NAV per share may not be equivalent to the enterprise value of Stratus or an appropriate trading price for its common stock for many reasons, including but not limited to the following: (1) income taxes included may not reflect the actual tax amounts that will be due upon the ultimate disposition of the assets; (2) components were calculated as of the dates specified and calculations as of different dates are likely to produce different results; (3) opinions are likely to differ regarding appropriate capitalization rates; and (4) a buyer may pay more or less for Stratus or its real estate assets as a whole than for the sum of the components used to calculate after-tax NAV. Accordingly, after-tax NAV per share is not a representation or guarantee that Stratus' common stock will or should trade at this amount, that a stockholder would be able to realize this amount in selling Stratus' shares, that a third party would offer the after-tax NAV per share in an offer to purchase all or substantially all of Stratus' common stock, or that a stockholder would receive distributions per share equal to the after-tax NAV per share upon Stratus’ liquidation. Investors should not rely on the after-tax NAV per share as being an accurate measure of the current fair market value of Stratus' common stock. Management strongly encourages investors to review Stratus' consolidated financial statements and publicly filed reports in their entirety. Below is a reconciliation of Stratus’ total stockholders’ equity, the most comparable GAAP measure, to after-tax NAV. 8 Total stockholders’ equity 204.5$ Less: Total assets (563.4) Add: Noncontrolling interests in subsidiaries 142.6 Total liabilities (216.3) Add: Gross value of assets 675.8 Lease liabilities 16.1 Less: Deferred financing costs presented in liabilities (1.2) 21% corporate tax on built-in gain (15.3) Value attribuable to third party ownership (148.1) Estimated HEB profits interests, Profit Participation Incentive Plan, and Long-Term Incentive Plan awards (0.2) Rounding (0.1) After-tax NAV 310.7$ Stratus Properties Inc. Reconciliation of Total Stockholders' Equity to Net Asset Value After Tax December 31, 2025 (In millions)

Key Appraisal Inputs 9 Range In Values Weighted Average * Projects Appraised Primarily Using Income Capitalization Approach Overall Capitalization Rate 4.75% to 5.37% 4.94% ** Projects Appraised Primarily Using Sales Comparison Approach Value per Land Square Foot $5.39 to $17.15 $8.76 Value per Entitled Commercial Square Foot $33.65 to $139.05 $37.81 Value per Building Square Foot $56 to $1,571 $83 Value per Entitled Multifamily Unit $21,944 to $152,500 $43,713 Value per Residential Lot $84,507 to $3,500,000 $248,971 Note: Appraisal inputs were determined by third-party appraisers.

Sensitivity Analysis 10 Total After-Tax NAV ($MMs) Increase or (Decrease) in Estimated 12/31/25 After-Tax NAV ($MMs) After-Tax NAV Per Share Increase or (Decrease) in Estimated 12/31/25 After-Tax NAV Per Share Estimated After-Tax NAV at 12/31/25 $310.7 N/A $38.51 N/A After-Tax NAV with 10% Increase in Estimated Gross Value of Each Specified Property $335.8 $25.1 $41.62 $3.11 After-Tax NAV with 10% Decrease in Estimated Gross Value of Each Specified Property $285.6 ($25.1) $35.40 ($3.11)